UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21488

Cohen & Steers Global Infrastructure Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2022

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2022. The total returns for Cohen & Steers Global Infrastructure Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2022
Cohen & Steers Global Infrastructure Fund:
Class A	–4.34%
Class C	–4.64%
Class I	–4.17%
Class R	–4.41%
Class Z	–4.17%
FTSE Global Core Infrastructure 50/50 Net Tax Index[a]	–4.08%
S&P 500 Index[a]	–19.96%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, where applicable, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]

The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Market Review

Global infrastructure stocks declined in the six-month period ended June 30, 2022, but held up considerably better than broader equities. Following sizable gains in 2021, equity markets were upended amid an unsettling combination of slowing economic growth and elevated inflation. Interest rates moved sharply higher, with the yield on the 10-year U.S. Treasury rising from 1.5% at the start of the period to 3.0% at period end.

During the period, the U.S. Federal Reserve raised its fed funds rate for the first time since December 2018, by a combined full percentage point, and affirmed its commitment to reining in inflation. The European Central Bank indicated it would begin to tighten policy in 2022 as well, but signaled it would remain flexible in light of the potential impact of the war in Ukraine on Europe’s economy.

Fund Performance

The Fund had a negative total return in the period and underperformed its benchmark.

The railways sector lagged amid labor constraints and lackluster freight volumes. The Fund’s overweight allocation and stock selection in railways detracted from performance, due partly to an overweight in U.S.-based operator Norfolk Southern. Its shares declined as the company pushed out expectations for a rebound in freight volumes to the second half of the year.

Midstream energy sector had a gain in the period amid surging energy commodity prices, partially due to supply disruptions in Eastern Europe. Positive earnings reports and the prospect of increasing throughput volumes also supported the sector. Stock selection in the midstream subsector aided the Fund’s relative performance. Contributors included an overweight position in Cheniere Energy, a U.S.-based liquefied natural gas exporter that benefited from rising natural gas prices in Europe, a trend that was accelerated by the war in Ukraine.

Utilities subsectors such as gas distribution and electric utilities outperformed as investors generally favored more-defensive stocks in the period. Stock selection in the gas distribution subsector helped relative performance, led by an overweight in Sempra Energy. The company’s liquefied natural gas infrastructure facilities appeared well-positioned to benefit from the growing global demand for U.S.-sourced natural gas.

The communications subsector, which posted a sizable gain in 2021, fell out of favor as investors shifted away from growth-oriented companies. The Fund’s overweight allocation and stock selection in communications hindered relative performance. Detractors included an out-of-index position in NextDC, an Australian data center operator that fell in a difficult period for technology-related stocks. Performance was also hampered by an overweight in Cellnex, a Spain-based cell tower company whose shares declined on concerns about the financing associated with a potential acquisition.

Airport operators, which underperformed the index, rallied early in the period as travel volumes began to approach pre-pandemic levels. The subsector’s returns then turned down, given the possible ramifications of the war in Ukraine. The timing of the Fund’s allocation to airports detracted from performance, as did stock selection in the subsector. The toll roads subsector also advanced. Our underweight in toll roads hindered relative performance, although the effect was countered by favorable stock selection in the subsector.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, the U.S. dollar appreciated against other currencies. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a headwind for absolute returns.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2022.

Sincerely,

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

THUY QUYNH DANG
Portfolio Manager

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2022

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–1.73%[a]	1.20%[b]	—	—	—
1 Year (without sales charge)	2.90%	2.20%	3.24%	2.74%	3.24%
5 Years (with sales charge)	5.58%[a]	5.85%	—	—	—
5 Years (without sales charge)	6.55%	5.85%	6.92%	6.39%	6.92%
10 Years (with sales charge)	7.69%[a]	7.48%	—	—	—
10 Years (without sales charge)	8.18%	7.48%	8.54%	—	—
Since Inception (with sales charge)[c]	7.41%[a]	7.03%	—	—	—
Since Inception (without sales charge)[c]	7.69%	7.03%	8.05%	5.75%	6.28%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios for each class of shares as disclosed in the May 1, 2022 prospectus were as follows: Class A—1.24% and 1.24%; Class C—1.89% and 1.89%; Class I—0.95% and 0.89%; Class R—1.39% and 1.39%; and Class Z—0.89% and 0.89%. Through June 30, 2024, the investment advisor has contractually agreed to waive and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10%. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception dates: May 3, 2004 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2022—June 30, 2022.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period[a] January 1, 2022— June 30, 2022
Class A
Actual (–4.34% return)	$1,000.00	$956.60	$5.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.79	$6.06

Class C
Actual (–4.64% return)	$1,000.00	$953.60	$9.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.57	$9.30

Class I
Actual (–4.17% return)	$1,000.00	$958.30	$4.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.53	$4.31

Class R
Actual (–4.41% return)	$1,000.00	$955.90	$6.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.05	$6.80

Class Z
Actual (–4.17% return)	$1,000.00	$958.30	$4.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.53	$4.31

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.21%, 1.86%, 0.86%, 1.36% and 0.86%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

June 30, 2022

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

NextEra Energy, Inc.	$55,195,672	6.1
American Tower Corp.	53,640,929	5.9
Transurban Group	40,028,260	4.4
Enbridge, Inc.	35,065,072	3.9
Duke Energy Corp.	33,079,217	3.7
Sempra Energy	31,318,071	3.5
American Electric Power Co., Inc.	25,570,696	2.8
WEC Energy Group, Inc.	22,935,957	2.5
CenterPoint Energy, Inc.	22,537,091	2.5
NiSource, Inc.	22,325,198	2.5

[a]	Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held.

Country Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2022 (Unaudited)

		Shares/ Units	Value

COMMON STOCK	98.5%
AUSTRALIA	6.4%
TOLL ROADS
Atlas Arteria Ltd.[a]		3,253,904	$18,129,886
Transurban Group[a]		4,023,223	40,028,260

			58,158,146

BRAZIL	1.8%
ELECTRIC	0.9%
Equatorial Energia SA		1,833,855	8,003,372

MARINE PORTS	0.9%
Santos Brasil Participacoes SA		6,673,822	8,314,462

TOTAL BRAZIL			16,317,834

CANADA	11.7%
DIVERSIFIED UTILITIES	1.2%
AltaGas Ltd.		521,612	11,006,045

ELECTRIC	1.0%
Emera, Inc.		196,767	9,217,721

PIPELINES—C-CORP	6.4%
Enbridge, Inc.		830,312	35,065,072
Pembina Pipeline Corp.		494,467	17,478,440
TC Energy Corp.		100,614	5,212,043

			57,755,555

RAILWAYS	3.1%
Canadian National Railway Co.		145,302	16,344,217
Canadian Pacific Railway Ltd.		162,507	11,350,998

			27,695,215

TOTAL CANADA			105,674,536

CHINA	3.1%
GAS DISTRIBUTION	1.6%
Enn Energy Holdings Ltd., (H shares)		864,800	14,294,031

MARINE PORTS	0.7%
COSCO SHIPPING Ports Ltd., (H shares)		9,142,564	6,465,525

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares/ Units	Value

TOLL ROADS	0.8%
Zhejiang Expressway Co., Ltd., (H shares)[b]		7,864,000	$7,248,337

TOTAL CHINA			28,007,893

FRANCE	0.5%
RAILWAYS
Getlink SE		279,556	4,958,016

GERMANY	0.5%
UTILITIES
E.ON SE		525,505	4,426,368

HONG KONG	0.9%
GAS DISTRIBUTION
Hong Kong and China Gas Co., Ltd.		7,416,050	8,003,515

INDIA	0.8%
MARINE PORTS
Adani Ports & Special Economic Zone Ltd.		852,205	7,245,351

ITALY	2.4%
TOLL ROADS
Atlantia SpA		923,521	21,679,159

JAPAN	3.1%
ELECTRIC	1.2%
Kansai Electric Power Co., Inc./The		1,078,900	10,679,565

GAS DISTRIBUTION	0.5%
Osaka Gas Co., Ltd.		250,600	4,802,806

RAILWAYS	1.4%
West Japan Railway Co.		343,400	12,633,147

TOTAL JAPAN			28,115,518

LUXEMBOURG	0.6%
COMMUNICATIONS—SATELLITES
SES SA		633,587	5,545,828

MEXICO	1.6%
AIRPORTS
Grupo Aeroportuario del Pacifico SAB de CV, Class B		1,019,422	14,251,479

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares/ Units	Value

NEW ZEALAND	1.2%
AIRPORTS
Auckland International Airport Ltd.[b]		2,506,790	$11,229,428

PHILIPPINES	0.7%
MARINE PORTS
International Container Terminal Services, Inc.		1,808,280	6,054,515

SPAIN	3.4%
AIRPORTS	1.8%
Aena SME SA, 144Ab,c		128,971	16,456,817

COMMUNICATIONS—TOWERS	1.6%
Cellnex Telecom SA, 144Ac		376,183	14,640,351

TOTAL SPAIN			31,097,168

THAILAND	1.8%
AIRPORTS
Airports of Thailand PCL[b]		7,934,700	15,950,021

UNITED KINGDOM	2.7%
ELECTRIC	1.4%
National Grid PLC		981,257	12,610,069

UTILITIES—WATER	1.3%
Pennon Group PLC		1,055,411	12,280,913

TOTAL UNITED KINGDOM			24,890,982

UNITED STATES	55.3%
COMMUNICATIONS—TOWERS	9.6%
American Tower Corp.		209,871	53,640,929
Crown Castle International Corp.		79,471	13,381,327
SBA Communications Corp.		62,131	19,885,026

			86,907,282

ELECTRIC	27.3%
Alliant Energy Corp.		200,308	11,740,052
American Electric Power Co., Inc.		266,528	25,570,696
CenterPoint Energy, Inc.		761,903	22,537,091
Duke Energy Corp.		308,546	33,079,217
Entergy Corp.		152,641	17,193,482
Evergy, Inc.		284,423	18,558,601

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares/ Units	Value

Exelon Corp.		205,272	$9,302,927
NextEra Energy, Inc.		712,570	55,195,672
PNM Resources, Inc.		257,244	12,291,118
Portland General Electric Co.		129,420	6,254,869
PPL Corp.		467,118	12,672,911
WEC Energy Group, Inc.		227,901	22,935,957

			247,332,593

ENVIRONMENTAL SERVICES	2.2%
Waste Management, Inc.		131,252	20,078,931

GAS DISTRIBUTION	7.7%
NiSource, Inc.[d]		757,043	22,325,198
Sempra Energy		208,412	31,318,071
Southwest Gas Holdings, Inc.		71,792	6,251,648
Spire, Inc.		133,707	9,943,789

			69,838,706

PIPELINES—C-CORP	4.6%
Cheniere Energy, Inc.		133,243	17,725,316
DT Midstream, Inc.[b]		205,595	10,078,267
Targa Resources Corp.		229,996	13,723,861

			41,527,444

RAILWAYS	2.1%
Norfolk Southern Corp.		84,120	19,119,635

RENEWABLE ENERGY	0.6%
Clearway Energy, Inc.		146,233	5,094,758

UTILITIES—WATER	1.2%
American Water Works Co., Inc.		40,754	6,062,973
Essential Utilities, Inc.		113,157	5,188,248

			11,251,221

TOTAL UNITED STATES			501,150,570

TOTAL COMMON STOCK (Identified cost—$808,270,880)			892,756,327

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares/ Units	Value

SHORT-TERM INVESTMENTS MONEY MARKET FUNDS	2.0%

State Street Institutional Treasury Money Market Fund, Premier Class, 1.04%[e]		18,574,166	$18,574,166

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$18,574,166)			18,574,166

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$826,845,046)	100.5%		911,330,493
WRITTEN OPTION CONTRACTS (Premiums received—$177,408)	(0.0)		(298,805)
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.5)		(4,492,958)

NET ASSETS	100.0%		$906,538,730

Exchange-Traded Option Contracts

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[f]	Premiums Received	Value
Put—Digital Realty Trust, Inc.	$120.00	8/19/22	(218)	$(2,830,294)	$(85,728)	$(74,556)
Put—Duke Energy Corp.	105.00	7/15/22	(204)	(2,187,084)	(21,214)	(19,380)
			(422)	$(5,017,378)	$(106,942)	$(93,936)

Over-the-Counter Option Contracts

Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[f]	Premiums Received	Value
Put—Cellnex Telecom SA.	Goldman Sachs International	$39.00	7/15/22	(85,142)	$(3,152,808)	$(70,466)	$(204,869)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
[b]	Non-income producing security.
[c]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $31,097,168 which represents 3.4% of the net assets of the Fund, of which 0.0% are illiquid.

[d]	All or a portion of the security is pledged in connection with written option contracts. $6,785,649 in aggregate has been pledged as collateral.
[e]	Rate quoted represents the annualized seven-day yield.
[f]	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

Sector Summary	% of Net Assets
Electric	31.8
Communications	11.8
Pipelines—C-Corp	11.0
Gas Distribution	10.7
Toll Roads	9.6
Railways	7.1
Airports	6.4
Marine Ports	3.1
Utilities	3.0
Environmental Services	2.2
Diversified Utilities	1.2
Renewable Energy	0.6
Other	1.5

100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$826,845,046)	$911,330,493
Cash collateral pledged for over-the-counter option contracts	340,000
Foreign currency, at value (Identified cost—$562,027)	561,322
Receivable for:
Dividends and interest	2,257,883
Fund shares sold	1,654,253
Other assets	7,348

Total Assets	916,151,299

LIABILITIES:
Written option contracts, at value (Premiums received—$177,408)	298,805
Payable for:
Fund shares redeemed	6,310,564
Dividends and distributions declared	1,771,804
Investment advisory fees	525,028
Foreign capital gains tax	306,815
Shareholder servicing fees	135,495
Administration fees	30,277
Distribution fees	1,387
Other liabilities	232,394

Total Liabilities	9,612,569

NET ASSETS	$906,538,730

NET ASSETS consist of:
Paid-in capital	$815,517,897
Total distributable earnings/(accumulated loss)	91,020,833

$906,538,730

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2022 (Unaudited)

CLASS A SHARES:
NET ASSETS	$76,181,639
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,410,654

Net asset value and redemption price per share	$22.34

Maximum offering price per share ($22.34 ÷ 0.955)[a]	$23.39

CLASS C SHARES:
NET ASSETS	$7,659,926
Shares issued and outstanding ($0.001 par value common stock outstanding)	342,869

Net asset value and offering price per share[b]	$22.34

CLASS I SHARES:
NET ASSETS	$813,299,430
Shares issued and outstanding ($0.001 par value common stock outstanding)	36,278,961

Net asset value, offering and redemption price per share	$22.42

CLASS R SHARES:
NET ASSETS	$65,890
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,931

Net asset value, offering and redemption price per share	$22.48

CLASS Z SHARES:
NET ASSETS	$9,331,845
Shares issued and outstanding ($0.001 par value common stock outstanding)	416,192

Net asset value, offering and redemption price per share	$22.42

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2022 (Unaudited)

Investment Income:
Dividend income (net of $814,763 of foreign withholding tax)	$11,555,898

Expenses:
Investment advisory fees	3,376,267
Shareholder servicing fees—Class A	38,495
Shareholder servicing fees—Class C	10,028
Shareholder servicing fees—Class I	257,695
Administration fees	221,790
Distribution fees—Class A	96,238
Distribution fees—Class C	30,085
Distribution fees—Class R	91
Registration and filing fees	64,975
Professional fees	57,639
Transfer agent fees and expenses	39,503
Custodian fees and expenses	38,574
Shareholder reporting expenses	33,328
Directors’ fees and expenses	13,719
Miscellaneous	12,660

Total Expenses	4,291,087
Reduction of Expenses (See Note 2)	(257,695)

Net Expenses	4,033,392

Net Investment Income (Loss)	7,522,506

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $32,406 of foreign capital gains tax)	15,878,195
Written option contracts	411,547
Foreign currency transactions	(146,783)

Net realized gain (loss)	16,142,959

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of increase in accrued foreign capital gains tax of $242,323)	(62,162,754)
Written option contracts	(62,291)
Foreign currency translations	(39,317)

Net change in unrealized appreciation (depreciation)	(62,264,362)

Net Realized and Unrealized Gain (Loss)	(46,121,403)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(38,598,897)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021
Change in Net Assets:
From Operations:
Net investment income (loss)	$7,522,506	$11,644,980
Net realized gain (loss)	16,142,959	25,322,992
Net change in unrealized appreciation (depreciation)	(62,264,362)	67,241,769

Net increase (decrease) in net assets resulting from operations	(38,598,897)	104,209,741

Distributions to Shareholders:
Class A	(943,629)	(2,301,367)
Class C	(66,016)	(194,864)
Class I	(11,197,612)	(23,927,445)
Class R	(813)	(369)
Class Z	(127,847)	(276,516)

Total distributions	(12,335,917)	(26,700,561)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	94,479,709	356,561,847

Total increase (decrease) in net assets	43,544,895	434,071,027
Net Assets:
Beginning of period	862,993,835	428,922,808

End of period	$906,538,730	$862,993,835

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended June 30, 2022	For the Year Ended December 31,
Per Share Operating Data:		2021	2020	2019	2018	2017
Net asset value, beginning of period	$23.64	$20.96	$21.61	$17.67	$19.14	$17.04

Income (loss) from investment operations:

Net investment income (loss)[a]	0.15	0.32	0.19	0.27	0.23	0.29
Net realized and unrealized gain (loss)	(1.18)	3.08	(0.57)	4.00	(1.06)	2.91

Total from investment operations	(1.03)	3.40	(0.38)	4.27	(0.83)	3.20

Less dividends and distributions to shareholders from:

Net investment income	(0.18)	(0.31)	(0.18)	(0.25)	(0.26)	(0.28)
Net realized gain	(0.09)	(0.41)	—	(0.08)	(0.35)	(0.82)
Tax return of capital	—	—	(0.09)	—	(0.03)	—

Total dividends and distributions to shareholders	(0.27)	(0.72)	(0.27)	(0.33)	(0.64)	(1.10)

Net increase (decrease) in net asset value	(1.30)	2.68	(0.65)	3.94	(1.47)	2.10

Net asset value, end of period	$22.34	$23.64	$20.96	$21.61	$17.67	$19.14

Total return[b,c]	–4.34%[d]	16.36%	–1.66%	24.26%	–4.40%	18.90%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$76.2	$78.6	$47.3	$49.1	$29.0	$35.0

Ratios to average daily net assets:

Expenses	1.21%[e]	1.24%	1.29%	1.29%	1.32%	1.32%

Net investment income (loss)	1.34%[e]	1.43%	0.97%	1.33%	1.23%	1.54%

Portfolio turnover rate	40%[d]	64%	89%	65%	56%	79%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended June 30, 2022	For the Year Ended December 31,
Per Share Operating Data:		2021	2020	2019	2018	2017
Net asset value, beginning of period	$23.63	$20.96	$21.58	$17.63	$19.10	$16.99

Income (loss) from investment operations:

Net investment income (loss)[a]	0.08	0.17	0.06	0.13	0.11	0.17
Net realized and unrealized gain (loss)	(1.18)	3.07	(0.57)	4.00	(1.06)	2.91

Total from investment operations	(1.10)	3.24	(0.51)	4.13	(0.95)	3.08

Less dividends and distributions to shareholders from:

Net investment income	(0.10)	(0.16)	(0.02)	(0.10)	(0.14)	(0.15)
Net realized gain	(0.09)	(0.41)	—	(0.08)	(0.35)	(0.82)
Tax return of capital	—	—	(0.09)	—	(0.03)	—

Total dividends and distributions to shareholders	(0.19)	(0.57)	(0.11)	(0.18)	(0.52)	(0.97)

Net increase (decrease) in net asset value	(1.29)	2.67	(0.62)	3.95	(1.47)	2.11

Net asset value, end of period	$22.34	$23.63	$20.96	$21.58	$17.63	$19.10

Total return[b,c]	–4.64%[d]	15.56%	–2.32%	23.46%	–5.05%	18.19%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$7.7	$8.3	$6.8	$13.5	$16.7	$21.4

Ratios to average daily net assets:

Expenses	1.86%[e]	1.89%	1.94%	1.94%	1.97%	1.97%

Net investment income (loss)	0.67%[e]	0.76%	0.30%	0.62%	0.58%	0.91%

Portfolio turnover rate	40%[d]	64%	89%	65%	56%	79%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended June 30, 2022	For the Year Ended December 31,
Per Share Operating Data:		2021	2020	2019	2018	2017
Net asset value, beginning of period	$23.72	$21.03	$21.68	$17.72	$19.20	$17.09

Income (loss) from investment operations:

Net investment income (loss)[a]	0.20	0.41	0.26	0.34	0.30	0.35
Net realized and unrealized gain (loss)	(1.19)	3.07	(0.56)	4.02	(1.07)	2.93

Total from investment operations	(0.99)	3.48	(0.30)	4.36	(0.77)	3.28

Less dividends and distributions to shareholders from:

Net investment income	(0.22)	(0.38)	(0.26)	(0.32)	(0.33)	(0.35)
Net realized gain	(0.09)	(0.41)	—	(0.08)	(0.35)	(0.82)
Tax return of capital	—	—	(0.09)	—	(0.03)	—

Total dividends and distributions to shareholders	(0.31)	(0.79)	(0.35)	(0.40)	(0.71)	(1.17)

Net increase (decrease) in net asset value	(1.30)	2.69	(0.65)	3.96	(1.48)	2.11

Net asset value, end of period	$22.42	$23.72	$21.03	$21.68	$17.72	$19.20

Total return[b]	–4.17%[c]	16.73%	–1.30%	24.71%	–4.10%	19.30%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$813.3	$767.6	$367.9	$314.7	$225.4	$218.5

Ratios to average daily net assets:

Expenses (before expense reduction)	0.92%[d]	0.95%	1.01%	1.01%	1.04%	1.04%

Expenses (net of expense reduction)	0.86%[d]	0.89%	0.94%	0.94%	0.97%	0.97%

Net investment income (loss) (before expense reduction)	1.65%[d]	1.72%	1.24%	1.59%	1.54%	1.78%

Net investment income (loss) (net of expense reduction)	1.71%[d]	1.78%	1.31%	1.66%	1.61%	1.85%

Portfolio turnover rate	40%[c]	64%	89%	65%	56%	79%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended June 30, 2022	For the Year Ended December 31,
Per Share Operating Data:		2021	2020	2019	2018	2017
Net asset value, beginning of period	$23.81	$21.11	$21.75	$17.71	$19.18	$17.09

Income (loss) from investment operations:

Net investment income (loss)[a]	0.21	0.28	0.17	0.19	0.20	0.25
Net realized and unrealized gain (loss)	(1.26)	3.10	(0.58)	4.06	(1.06)	2.93

Total from investment operations	(1.05)	3.38	(0.41)	4.25	(0.86)	3.18

Less dividends and distributions to shareholders from:

Net investment income	(0.19)	(0.27)	(0.14)	(0.13)	(0.23)	(0.27)
Net realized gain	(0.09)	(0.41)	—	(0.08)	(0.35)	(0.82)
Tax return of capital	—	—	(0.09)	—	(0.03)	—

Total dividends and distributions to shareholders	(0.28)	(0.68)	(0.23)	(0.21)	(0.61)	(1.09)

Net increase (decrease) in net asset value	(1.33)	2.70	(0.64)	4.04	(1.47)	2.09

Net asset value, end of period	$22.48	$23.81	$21.11	$21.75	$17.71	$19.18

Total return[b]	–4.41%[c]	16.14%	–1.80%	24.05%	–4.56%	18.70%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$65.9	$12.9	$11.4	$13.2	$62.0	$85.4

Ratios to average daily net assets:

Expenses	1.36%[d]	1.39%	1.44%	1.44%	1.47%	1.47%

Net investment income (loss)	1.79%[d]	1.25%	0.83%	0.95%	1.06%	1.33%

Portfolio turnover rate	40%[c]	64%	89%	65%	56%	79%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended June 30, 2022	For the Year Ended December 31,
Per Share Operating Data:		2021	2020	2019	2018	2017
Net asset value, beginning of period	$23.72	$21.03	$21.69	$17.73	$19.20	$17.09

Income (loss) from investment operations:

Net investment income (loss)[a]	0.20	0.40	0.28	0.30	0.26	0.36
Net realized and unrealized gain (loss)	(1.19)	3.08	(0.59)	4.06	(1.02)	2.92

Total from investment operations	(0.99)	3.48	(0.31)	4.36	(0.76)	3.28

Less dividends and distributions to shareholders from:

Net investment income	(0.22)	(0.38)	(0.26)	(0.32)	(0.33)	(0.35)
Net realized gain	(0.09)	(0.41)	—	(0.08)	(0.35)	(0.82)
Tax return of capital	—	—	(0.09)	—	(0.03)	—

Total dividends and distributions to shareholders	(0.31)	(0.79)	(0.35)	(0.40)	(0.71)	(1.17)

Net increase (decrease) in net asset value	(1.30)	2.69	(0.66)	3.96	(1.47)	2.11

Net asset value, end of period	$22.42	$23.72	$21.03	$21.69	$17.73	$19.20

Total return[b]	–4.17%[c]	16.73%	–1.34%	24.69%	–4.04%	19.30%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$9,331.8	$8,557.0	$6,913.3	$11.8	$26.1	$118.1

Ratios to average daily net assets:

Expenses	0.86%[d]	0.89%	0.94%	0.93%	0.97%	0.97%

Net investment income (loss)	1.71%[d]	1.75%	1.42%	1.49%	1.38%	1.89%

Portfolio turnover rate	40%[c]	64%	89%	65%	56%	79%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is total return. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock:
Brazil	$16,317,834	$—	$—	$16,317,834
Canada	105,674,536	—	—	105,674,536
Mexico	14,251,479	—	—	14,251,479
United States	501,150,570	—	—	501,150,570
Other Countries	—	255,361,908	—	255,361,908
Short-Term Investments	—	18,574,166	—	18,574,166

Total Investments in Securities[a]	$637,394,419	$273,936,074	$—	$911,330,493

Written Option Contracts	$(93,936)	$(204,869)	$—	$(298,805)

Total Derivative Liabilities[a]	$(93,936)	$(204,869)	$—	$(298,805)

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2022, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and/or tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2022, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax year and has concluded that as of June 30, 2022, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

For the six months ended June 30, 2022 and through June 30, 2024 , the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10%. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended June 30, 2022, fees waived and/or expenses reimbursed totaled $257,695.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended June 30, 2022, the Fund incurred $180,068 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a maximum contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2022, the Fund has been advised that the distributor received $7,142, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $1 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $2,747 for the six months ended June 30, 2022.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2022, totaled $451,712,936 and $353,475,831, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2022 and the effect of derivatives held during the six months ended June 30, 2022, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Exchange-Traded[a]	—	$—	Written option contracts, at value	$93,936
Written Option Contracts—Over-the-Counter	—	—	Written option contracts, at value	204,869

[a]	Not subject to a master netting arrangement or another similar agreement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	$(74,196)	$—
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	$411,547	$(62,291)

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At June 30, 2022, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows

Derivative Financial Instruments	Assets	Liabilities
Written Options:
Written Option Contracts	$—	$204,869

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of June 30, 2022:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$204,869	$—	$(204,869)	$—

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net receivable from the counterparty or the net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund’s option contracts activity for the six months ended June 30, 2022:

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount[a,b]	$4,066,315	$	10,438,782

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents three months and six months for purchased and written option contracts, respectively.

[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of June 30, 2022, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$826,845,046

Gross unrealized appreciation on investments	$113,770,331
Gross unrealized depreciation on investments	(29,441,743)

Net unrealized appreciation (depreciation) on investments	$84,328,588

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 150 million of Class I capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A:
Sold	525,396	$12,193,103	1,662,924	$36,704,417
Issued as reinvestment of dividends and distributions	31,932	713,364	72,493	1,651,096
Redeemed	(470,338)	(10,818,039)	(666,106)	(14,869,563)

Net increase (decrease)	86,990	$2,088,428	1,069,311	$23,485,950

Class C:
Sold	29,329	$690,371	142,581	$3,191,147
Issued as reinvestment of dividends and distributions	2,304	51,475	6,795	154,930
Redeemed	(39,451)	(917,362)	(125,299)	(2,791,181)

Net increase (decrease)	(7,818)	$(175,516)	24,077	$554,896

Class I:
Sold	9,353,587	$218,123,845	18,954,748	$423,854,833
Issued as reinvestment of dividends and distributions	431,346	9,670,767	952,334	21,763,860
Redeemed	(5,867,587)	(136,555,492)	(5,040,048)	(113,827,955)

Net increase (decrease)	3,917,346	$91,239,120	14,867,034	$331,790,738

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount

Class R:
Sold	2,360	$57,715	—	$—
Issued as reinvestment of dividends and distributions	29	661	—	—
Redeemed	—	—	—	—

Net increase (decrease)	2,389	$58,376	—	$—

Class Z:
Sold	78,283	$1,808,587	79,232	$1,779,609
Issued as reinvestment of dividends and distributions	5,702	127,847	12,102	276,515
Redeemed	(28,491)	(667,133)	(59,315)	(1,325,861)

Net increase (decrease)	55,494	$1,269,301	32,019	$730,263

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown,

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Master Limited Partnership Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The COVID-19 pandemic and its effects are expected to continue, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The extent and duration of the military action, sanctions imposed and other punitive actions taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally. To

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to recently adopted Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2022 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Changes to Portfolio Management Team

Effective January 11, 2022, Mr. Tyler Rosenlicht, Christopher Rhine and Thuy Quynh Dang were added as portfolio managers of the Fund. Effective March 24, 2022 Mr. Christopher Rhine no longer serves as a portfolio manager to the Fund. Mr. Benjamin Morton, Mr. Tyler Rosenlicht and Ms. Thuy Quynh Dang continue to serve as portfolio managers of the Fund.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreements were discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 7, 2022 and at meetings of the full Board of Directors held on March 15, 2022 and June 14, 2022. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreements in executive session on June 14, 2022. At the meeting of the full Board of Directors on June 14, 2022, the Advisory Agreements were unanimously continued for a term ending June 30, 2023 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Advisor about, and discussed with the Investment Advisor, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and, for the Investment Advisor, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark. The Board of Directors noted that the Fund outperformed the Peer Group medians for the one-, three-, five-, and ten-year periods ended March 31, 2022, ranking the Fund in the third, third, second and first quintiles, respectively. The Board of Directors also noted that the Fund outperformed its linked benchmark for the one-, three-, five- and ten-year periods ended March 31, 2022. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period, including the relevant implications of the continuing COVID-19 pandemic. The Board of Directors also considered

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreements.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and total expense ratio were lower than the Peer Group median, ranking in the third and second quintiles, respectively. The Board of Directors also considered that the Investment Advisor is waiving the Fund’s Class I shareholder service fee up to 0.10%. The Board of Directors noted that the Fund has a breakpoint of 0.10% on assets over $1.5 billion; however, the reduced fee is not currently applicable due to the size of the Fund. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently reimbursing the Fund’s Class I shareholder service fee. Since the Subadvisors are paid by the Investment Advisor (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Advisor, the Board of Directors considered the profitability of the Investment Advisor as a whole and did not consider the Subadvisors’ separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund’s advisory fee schedule contains a breakpoint of 0.10% once the Fund’s assets reach $1.5 billion and, as discussed above, the Investment Advisor has contractually agreed to waive a portion of its fee and/or reimburse expenses to limit the overall operating expenses of the Fund. In light of the considerations above, the Board of Directors determined that economies of scale are being shared with shareholders and will continue to be shared with shareholders, concluding that the Fund’s expense structure was satisfactory. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreements to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule), the Fund has adopted and implemented a liquidity risk management program (the Program). The Liquidity Rule requires an open-end investment company to adopt a program that is reasonably designed to assess and manage its liquidity risk, which is the risk that an open-end investment company could not meet redemption requests without significant dilution of remaining investors’ interests in the open-end investment company. The Board has designated Cohen & Steers Capital Management, Inc. (the Investment Advisor) as the administrator of the Program. The Investment Advisor has delegated this responsibility to the Liquidity Risk Management Committee (the LRM Committee), which is comprised of representatives from various departments within the Investment Advisor. The Program includes policies and procedures reasonably designed to: (1) assess, manage, and periodically review the Fund’s liquidity risk; (2) classify the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid, or illiquid; (3) determine a highly liquid investment minimum (HLIM) for the Fund or determine that one is not required; (4) limit the Fund’s illiquid investments to no more than 15% of its net assets; and (5) establish how and when the Fund will engage in in-kind redemptions.

The Board met on June 14, 2022 (the Meeting) to review the Program. At the Meeting, the LRM Committee provided the Board with a report that addressed the operation of the Program, including its implementation and effectiveness in assessing and managing the Fund’s liquidity risk (the Report). The Report covered the period from April 1, 2021 through March 31, 2022 (the Reporting Period).

The Report described the LRM Committee’s role in administering the Program, which complied with the Liquidity Rule requirements for assessing, managing and reviewing the Fund’s liquidity risk through the LRM Committee’s daily monitoring and quarterly analysis of liquidity parameters which include historical net redemption activity and consideration of the Fund’s shareholder ownership

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

concentration, as applicable. The Report noted that the Fund’s investments are categorized into one of four liquidity buckets: highly liquid, moderately liquid, less liquid and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size. The Investment Advisor has engaged a third-party vendor to assist with the classification of portfolio investments. The Report also described the LRM Committee’s determination that the Fund is a primarily highly liquid fund under the Liquidity Rule.

The Report noted that there were no liquidity events during the Reporting Period that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining shareholders’ interests. The Report concluded that the Program is operating as intended, effective in implementing the requirements of the Liquidity Rule and reasonably designed to assess and manage the Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chairman and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Benjamin Morton

Vice President

Tyler S. Rosenlicht

Vice President

Thuy Quynh Dang

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CSUAX
Class C—CSUCX
Class F—CSUFX*
Class I—CSUIX
Class R—CSURX
Class Z—CSUZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Infrastructure Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

eDelivery AVAILABLE

Stop traditional mail delivery;

receive your shareholder reports

and prospectus online.

Sign up at cohenandsteers.com

Cohen & Steers

Global

Infrastructure

Fund

Semiannual Report June 30, 2022

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CSUAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date: August 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: August 31, 2022